UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 1, 2004



                        JACK HENRY & ASSOCIATES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its Charter)



          Delaware                     0-14112                 43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
              --------------------------------------------------
              (Address of principal executive offices)(zip code)


     Registrant's telephone number, including area code:   (417) 235-6652

 Item 5.   Other Events and Required FD Disclosures.


 On March 1, 2004, the Board of Directors appointed Craig R. Curry to fill the empty seventh seat on the Board resulting from the retirement for personal reasons of his father George R. Curry. Craig Curry will serve as an outside, independent Board member and he has been appointed as an additional member of the company's Audit Committee. Mr. Curry is currently the Chairman and CEO of Central Bank of Lebanon, Missouri. His career and experience in the banking industry are detailed in the company's press release dated March 1, 2004, the text of which is attached hereto as
 Exhibit 99.1.


 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Press release dated March 1, 2004.





                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Date: March 2, 2004
                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

                          By: /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer